Commitments, third-party guarantees, contingent assets and liabilities	12 Months Ended
Dec. 31, 2020
Commitments, third-party guarantees, contingent assets and liabilities [Abstract]
Commitments, third-party guarantees, contingent assets and liabilities
Note 19.- Commitments, third-party guarantees, contingent assets and liabilities

Contractual obligations

The following tables show the breakdown of the third-party commitments and contractual obligations as of December 31, 2020 and 2019:

2020	Total	2021	2022 and 2023	2024 and 2025	Subsequent

Corporate debt	993,725	23,648	2,036	450,169	517,872
Loans with credit institutions (project debt)	4,123,856	261,800	583,259	770,507	2,508,290
Notes and bonds (project debt)	1,113,758	50,558	100,911	109,884	852,405
Purchase commitments*	1,709,660	93,791	160,211	172,776	1,282,881
Accrued interest estimate during the useful life of loans	2,309,597	286,724	541,652	468,060	1,013,161

2019	Total	2020	2021 and 2022	2023 and 2024	Subsequent

Corporate debt	723,791	28,706	200,504	200,926	293,655
Loans with credit institutions (project debt)	4,105,915	241,116	504,921	598,837	2,761,041
Notes and bonds (project debt)	746,433	28,304	51,508	56,192	610,429
Purchase commitments*	1,758,147	84,881	186,222	173,622	1,313,422
Accrued interest estimate during the useful life of loans	2,472,070	294,676	549,320	471,535	1,156,539

* Purchase commitments include lease commitments for $94.6 million as of December 31, 2020 ($93.0 million as of December 31, 2019), of which $5.3 million is due within one year and $89.3 million thereafter as of December 31, 2020 ($5.1 million due within one year and $87.9 million thereafter as of December 31, 2019).

Third-party guarantees

As of December 31, 2020, the overall sum of Bank Bond and Surety Insurance directly deposited by the subsidiaries of the Company as a guarantee to third parties (clients, financial entities and other third parties) amounted to $36.3 million attributed to operations of technical nature ($38.2 million as of December 31, 2019). In addition, Atlantica Sustainable Infrastructure plc issued guarantees amounting to $159.8 million as of December 31, 2020 ($130.1 million as of December 31, 2019). Guarantees issued by Atlantica Sustainable Infrastructure plc correspond mainly to guarantees provided to off-takers in PPAs, guarantees for debt service reserve accounts and guarantees for points of access for renewable energy projects.

Corporate debt guarantees

The payment obligations under the Revolving Credit Facility, the Note Issuance Facility 2020 and 2019, and the 2020 Green Private Placement are guaranteed on a senior unsecured basis by following subsidiaries of the Company: Atlantica Infrastructures, S.L.U., ABY Concessions Peru S.A., ACT Holding, S.A. de C.V., ASHUSA Inc., ASUSHI Inc. and Atlantica Investments Limited. The Revolving Credit Facility and the 2020 Green Private Placement are also secured with a pledge over the shares of the subsidiary guarantors.

Legal Proceedings

A number of Abengoa’s subcontractors and insurance companies that issued bonds covering Abengoa’s obligations under such contracts in the U.S. included some of the non-recourse subsidiaries of Atlantica in the U.S. at the time of the construction of the plants the Company currently owns as co-defendants in claims against Abengoa. Generally, the subsidiaries of Atlantica were dismissed as defendants at early stages of the processes. With respect to a claim addressed by a group of insurance companies to a number of Abengoa’s subsidiaries and to Solana for Abengoa related losses of approximately $20 million that could increase, according to the insurance companies, up to a maximum of  approximately $200 million if all their exposure resulted in losses, Atlantica reached an agreement with all but one of the above-mentioned insurance companies, under which they agreed to dismiss their claims in exchange for payments of approximately $4.3 million, which were paid in 2018. The insurance company that did not join the agreement has temporarily stopped legal actions against Atlantica, and Atlantica does not expect this particular claim to have a material adverse effect on its business.

In addition, an insurance company covering certain Abengoa’s obligations in Mexico claimed certain amounts related to a potential loss. This claim is covered by existing indemnities from Abengoa. Nevertheless, the Company reached an agreement under which Atlantica´s maximum theoretical exposure would in any case be limited to approximately $35 million, including $2.5 million to be held in an escrow account. On January 2019, the insurance company executed $2.5 million from the escrow account and Abengoa reimbursed such amount according to the indemnities in force between Atlantica and Abengoa. The payments by Atlantica would only happen if and when the actual loss has been confirmed, and after arbitration, if the Company initiates it. The Company used to have indemnities from Abengoa covering potential losses, but such indemnities are no longer valid following the insolvency filing by Abengoa S.A. in February 2021 (Note 23.3).

The Company is not a party to any other significant legal proceeding other than legal proceedings arising in the ordinary course of its business. The Company is party to various administrative and regulatory proceedings that have arisen in the ordinary course of business.

While the Company does not expect these proceedings, either individually or in the aggregate, to have a material adverse effect on its financial position or results of operations, because of the nature of these proceedings the Company is not able to predict their ultimate outcomes, some of which may be unfavorable to the Company.

Other matters

Abengoa maintains a number of obligations under EPC, O&M and other contracts, as well as indemnities covering certain potential risks. Certain of these indemnities and obligations are no longer valid after the insolvency filing by Abengoa S.A. in February 2021. In addition, a potential insolvency of Abenewco1, S.A. may also terminate the remaining obligations, indemnities and guarantees. Additionally, Abengoa represented that further to the accession to its restructuring agreement, Atlantica would not be a guarantor of any obligation of Abengoa with respect to third parties and agreed to indemnify the Company for any penalty claimed by third parties resulting from any breach in such representations. The Company has contingent assets, which have not been recognized as of December 31, 2020, related to the obligations of Abengoa referred above, which result and amounts will depend on the occurrence of uncertain future events.